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                                                                    Exhibit 10.1

                  AMENDMENT NO. 1 dated as of September 25, 2000 (this "Amendment"), amending the CREDIT AGREEMENT (the "Credit Agreement") dated as of November 17, 1999, among INTERLOGIX, INC., a Delaware corporation (formerly known as ITI Technologies, Inc. and successor by merger to SLC Technologies, Inc.) (the "Domestic Borrower"), the institutions party thereto, PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (the "Administrative Agent"), THE BANK OF NOVA SCOTIA, as syndication agent for the Banks, and FIRST UNION NATIONAL BANK, as Documentation Agent.

                                   BACKGROUND

                  WHEREAS, the Domestic Borrower, the Banks, and the Agents have entered into the Credit Agreement providing for extensions of credit from time to time to the Borrowers; and

                  WHEREAS, the Domestic Borrower has requested the Banks agree to certain amendments to the Credit Agreement and the Banks have, subject to the terms and conditions contained herein, agreed to such amendments;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  SECTION 2. Representations and Warranties. The Domestic Borrower represents and warrants to the Administrative Agent that:

                  (a) Good Standing and Power. The Domestic Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware.




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                  (b) Corporate Authority. The Domestic Borrower has full
corporate power and authority to execute, deliver and perform this Amendment and the Credit Agreement as hereby amended and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance or the exercise by the Administrative Agent of any of its rights or remedies under the Credit Agreement as hereby amended.

                  (c) Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from governmental authorities and other persons, if any, which are necessary for the execution and delivery of this Amendment, the performance by the Domestic Borrower of its obligations hereunder and under the Credit Agreement as hereby amended and the exercise by the Administrative Agent of its rights and remedies hereunder and thereunder, have been effected or obtained and are in full force and effect.

                  (d) Binding Agreements. This Amendment and the Credit Agreement as hereby amended constitute the valid and legally binding obligations of the Domestic Borrower enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

                  (e) No Default. As of the date hereof, and after giving effect to this Amendment, there does not exist any Event of Default or Incipient Default.

                  SECTION 3. Amendments. The Domestic Borrower and the Banks agree that, effective on the Effective Date (as defined below), clause (b) of the first sentence of Section 7.3 shall be amended and restated in its entirety to read as follows:

                           "(b) so long as no Incipient Default or Event of Default exists or would result therefrom and the Net Proceeds are applied as set forth in Section 2.6(d), the sale or other disposition of other assets resulting in Net Proceeds during any fiscal year not exceeding $20,000,000 (or solely in the fiscal year ending December 31, 2000, such greater amount, not to exceed $23,000,000, to the extent such increased amount results from the sale of dealer loan receivables to SAFE Financial, LLC or its affiliates);"





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                  SECTION 4. Effectiveness. This Amendment shall become
effective on the date (the "Effective Date") on or prior to October 31, 2000, if the Administrative Agent shall have received by fax or otherwise counterparts of this Amendment signed by the Domestic Borrower and the Required Lenders.

                  In the event the foregoing condition precedent is not satisfied on or before October 31, 2000, the provisions of this Amendment shall automatically become null and void and shall have no further force or effect.

                  SECTION 5. Continuing Effectiveness. The Credit Agreement shall remain in full force and effect in accordance with its terms except as expressly modified by this Amendment. The Domestic Borrower agrees that this Amendment in no way acts as a release or relinquishment of the liens or other rights created under the Credit Agreement or any Transaction Document. Such liens and other rights are hereby ratified and confirmed by the Domestic Borrower in all respects.

                  SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.




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                  IN WITNESS WHEREOF, the undersigned have executed this
Amendment as of the date written above.


INTERLOGIX, INC., individually
as a Borrower and as agent for
the Borrowers


By  /s/  JOHN LOGAN
--------------------------------
Name  John Logan
--------------------------------
Title    CFO
--------------------------------



PNC BANK, NATIONAL ASSOCIATION,
individually as an Issuing Bank and as
Administrative Agent


By  /s/  AMY T. PETERSEN
--------------------------------
Name  Amy T. Petersen
--------------------------------
Title    Vice President
--------------------------------



THE BANK OF NOVA SCOTIA,
individually as an Issuing Bank and
as Syndication Agent


By  /s/ PHILIP N. ADSETTS
--------------------------------
Name  Philip N. Adsetts
--------------------------------
Title    Director
--------------------------------



FIRST UNION NATIONAL BANK,
individually and as
Documentation Agent


By  /s/ JOHN L. THOMAS
--------------------------------
Name  John L. Thomas
--------------------------------
Title    Vice President
--------------------------------




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THE CHASE MANHATTAN BANK


By  /s/ SHERRY L. [ILLEGIBLE]
--------------------------------
Name  Sherry L. [Illegible]
--------------------------------
Title    Vice President
--------------------------------



NATIONAL CITY BANK OF
PENNSYLVANIA


By  /s/ MELISSA G. LANDAY
--------------------------------
Name  Melissa G. Landay
Title    Vice President
--------------------------------



SUNTRUST BANK


By  /s/ W. DAVID WISDOM
--------------------------------
Name  W. David Wisdom
--------------------------------
Title    Vice President
--------------------------------



THE BANK OF NEW YORK


By  /s/ WALTER C. PARELLI
--------------------------------
Name  Walter C. Parelli
--------------------------------
Title    Vice President
--------------------------------



BANK OF AMERICA, N.A.


By  /s/ ROBERT M. SEARSON
--------------------------------
Name  Robert M. Searson
--------------------------------
Title    Senior Vice President
--------------------------------



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SUMMIT BANK


By  /s/ WILLIAM M. HOLLAND
--------------------------------
Name  William M. Holland
--------------------------------
Title    Vice President/Director
--------------------------------



COMERICA BANK


By  /s/ ROBERT P. WILSON
--------------------------------
Name  Robert P. Wilson
--------------------------------
Title   AVP
--------------------------------



WELLS FARGO BANK MINNESOTA, N.A. (formerly known as NORWEST BANK MINNESOTA, N.A.)


By  /s/ THOMAS H. GOBLIRSCH
--------------------------------
Name  Thomas H. Goblirsch
--------------------------------
Title    Vice President
--------------------------------



DANSKE BANK A/S
f/k/a DEN DANSKE BANK AKTIESELSKAB


By  /s/ DANIEL P. LENZO
--------------------------------
Name  Daniel P. Lenzo
--------------------------------
Title    Vice President
--------------------------------


By  /s/ JOHN A. O'NEILL
--------------------------------
Name  John A. O'Neill
--------------------------------
Title   Vice President
--------------------------------



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ERSTE BANK DER
OESTERREICHISCHEN SPARKASSEN
AG-NEW YORK


By  /s/ RIMA TERRADISTA                     By  /s/ JOHN S. RUNNION
--------------------------------            ----------------------------------
Name  Rima Terradista                       Name  John S. Runnion
--------------------------------            ----------------------------------
Title    Vice President                     Title   First Vice President
--------------------------------            ----------------------------------
                                                    Erste Bank New York Branch
                                                    --------------------------




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